Exhibit 10.2

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 70001

This Equipment Security Note No. 70001, dated as of December 21, 2011, (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 23404-70000 dated as of December 21, 2011 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Arb, Inc. (“Co-Borrower”), Stellaris LLC (“Co-Borrower”) and Rockford Corporation (“Co-Borrower”) (each a Co-Borrower herein, together referred to as “Borrower”).  All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity.  All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever.  Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1.         Equipment Financed; Equipment Location; Grant of Security Interest.  Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

		See Exhibit A attached hereto and made a part hereof	$15,000,000.00

Location of Equipment.  The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit A attached hereto and made a part hereof

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement.  Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2.         Payments.  For value received, Borrower promises to pay to the order of Lender, the principal amount of $15,000,000.00, together with interest thereon as provided herein.  This Equipment Note shall be payable by Borrower to Lender in sixty (60) consecutive monthly, installments of principal and interest (the “Payments”) commencing on January 23, 2012 (the “Initial Payment”) and continuing thereafter through and including December 23, 2016 (the “Maturity Date”) (collectively, the “Equipment Note Term”).  Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term.  All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.  The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)  Interest Rate.  Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 16/100 percent (2.16%) per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the date hereof until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b)  Payment Amount.  The principal and interest amount of each Payment shall be $263,967.67.

3.         Prepayment.  Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date occurring after one (1) year from the date hereof upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment charge calculated as follows: two percent (2.0%) of the amount prepaid during months thirteen (13) through twenty-four (24), one percent (1.0%) of the amount prepaid during months twenty-five (25) through thirty-six (36), and no prepayment penalty thereafter; provided, however, that, if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4.         Borrower Acknowledgements.  Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder.  By its execution and delivery of this Equipment Note, Borrower:

(a)                    reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)                   represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since September 30, 2011;

(c)                    authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)                   agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

5.         Registration.

(a)  All items of Equipment that are motor vehicles shall at all times be registered and titled as follows:

(A)	Registered Owner:	Arb, Inc.
26000 Commercenter Drive
Lake Forest, CA 92630

Stellaris LLC
26000 Commercenter Drive
Lake Forest, CA 92630

Rockford Corporation
4821 N.E. 100th
Portland, OR 97220

(B)	Lienholder:	Banc of America Leasing & Capital, LLC
2059 Northlake Parkway, 3rd Floor
Tucker, GA 30084

(b)  Borrower shall be responsible for the correct titling of all such items of Equipment.  Borrower shall cause the original certificates of title to be delivered to Lender for retention in Lender’s files throughout the term of the Equipment Note All costs of such registration and licensing are for the account of Borrower.

BANC OF AMERICA LEASING & CAPITAL, LLC		Co-Borrower: ARB, INC.

By:	/s/ Freda Akuffo	By:	/s/ Alfons Theeuwes
Printed Name: Alfons Theeuwes
Printed Name:	Freda Akuffo	Title: Chief Financial Officer

Title:	Assistant Vice President
Co-Borrower: STELLARIS LLC

		By:	/s/ Alfons Theeuwes
Printed Name: Alfons Theeuwes
Title: Chief Financial Officer

Co-Borrower: ROCKFORD CORPORATION

		By:	/s/ Scott Summers
Printed Name: Scott Summers
Title: Vice President

Exhibit A

Arb, Inc., Stellaris LLC and

Rockford Corporation (Co-Borrowers)

	Borrowers:	Arb, Inc., Stellaris LLC and Rockford Corporation
	Master Loan and Security Agreement Number:	23403-70000
	Equipment Security Note Number:	7001
	Equipment Location:	Arb, Inc.-26000 Commercentre Drive, Lake Forest, CA 92630
		Stellaris LLC-26000 Commercentre Drive, Lake Forest, CA 92630
		Rockford Corp.-17860 State Route 706, Montrose, PA 18801

OWNER	CAT DESC	EQUIPMENT DESCRIPTION	S/N	EQUIPMENT COST
ARB	CRAWLER DOZER W/RIPPER	2005 CAT D8T DOZER RIPPER	KPZ00817	$325,911.47
ARB	CRAWLER DOZER W/WINCH	2005 CAT D8T DOZER WINCH	KPZ00859	$325,911.47
ARB	PIPELAYER- 583 SIZE	1977 CAT 583K PIPELAYER W/WINCH	78V00629	$154,725.88
ARB	PIPELAYER- 583 SIZE	1979 CAT 583K PIPELAYER	78V00899	$154,725.88
ARB	PIPELAYER- 583 SIZE	1981 CAT 583K PIPELAYER W/WINCH	78V00999	$154,725.88
ARB	EXCAVATOR- CAT 315 SIZE	2004 CAT 320CLU EXCAVATOR	PAC00453	$84,976.89
ARB	EXCAVATOR- CAT 315 SIZE	2004 CAT 320CLU EXCAVATOR	PAC00472	$84,976.89
ARB	EXCAVATOR- CAT 330 SIZE	2004 CAT 330CL EXCAVATOR	DKY2672	$104,333.99
ARB	EXCAVATOR- CAT 330 SIZE	2004 CAT 330CL EXCAVATOR	DKY2678	$104,333.99
ARB	EXCAVATOR-CAT 385 SIZE	2005 CAT 385CL EXCAVATOR	EDA00214	$328,668.44
ARB	BACKHOE- 446/JD710	2004 JD 710G BACKHOE	T0710GX941354	$45,810.05
ARB	BACKHOE- 446/JD710	2004 JD 710G BACKHOE	TO710GX941691	$45,810.05
ARB	BACKHOE- 446/JD710	2005 JD 710G BACKHOE	T0710GX951166	$50,925.98
ARB	BACKHOE- 446/JD710	2006 JD 710G BACKHOE	T0710GX954028	$58,599.87
ARB	WHEEL LOADER- 3.5 TO 5 YD	2005 CAT 950G 4YD WHEEL LOADER	AXX01631	$126,764.71
ARB	WHEEL LOADER- 3.5 TO 5 YD	2005 CAT 950G 4YD WHEEL LOADER	AXX01756	$126,764.71
ARB	WHEEL LOADER- 3.5 TO 5 YD	2005 CAT 962G 4.5YD WHEEL LOADER	AXY00473	$139,378.09
ROCKFORD	SIDEBOOM	2007 Cat 583T Sideboom	CMX00240	$344,115.48
ROCKFORD	SIDEBOOM	2007 Cat 583T Sideboom	CMX00241	$344,115.48
STELLARIS	DIRECTIONAL DRILL 1	2009 MCS-1000 PORTABLE MUD SYSTM	1T9C2523691949041	$511,561.84
ROCKFORD	SIDEBOOM	2007 CATERPILLAR PIPELAYER 587T	FAT00345	$393,895.50
ROCKFORD	SIDEBOOM	2007 CATERPILLAR PIPELAYER 587T	FAT00346	$393,895.50
ROCKFORD	SIDEBOOM	2007 CATERPILLAR PIPELAYER 587T	FAT00347	$393,895.50
ROCKFORD	SIDEBOOM	2007 CATERPILLAR PIPELAYER 587T	FAT00348	$393,895.50
ROCKFORD	DOZER	2007 CaT D8T Dozer W/Rippers	KPZ01178	$400,105.60
ROCKFORD	DOZER	2007 D8T CATERPILLAR TRACK TRACTOR	KPZ02215	$400,105.60
ROCKFORD	DOZER	2007 D8T CATERPILLAR TRACK TRACTOR	KPZ02216	$400,105.60
ROCKFORD	DOZER	2007 D8T CATERPILLAR TRACK TRACTOR	KPZ02217	$400,105.60
STELLARIS	EXCAVATOR- CAT 345 SIZE	2010 CAT 345DL EXCAVATOR	CAT0345DPEEH00932	$347,852.15
ROCKFORD	DOZER	2007 Cat D8T Dozer w/Rippers	KPZ00667	$400,105.60
ROCKFORD	DOZER	2007 Cat D8T Dozer w/Rippers	KPZ00804	$400,105.60

OWNER	CAT DESC	EQUIPMENT DESCRIPTION	S/N	EQUIPMENT COST
ROCKFORD	BORING/DRL	1010 John Henry Rock Drill JH59	PHX99077	$264,718.32
ROCKFORD	DOZER	2007 D7DRILGP TRACK TRACTOR	ABJ01579	$331,179.53
ROCKFORD	DOZER	2007 D7GRILGP TRACK TRACTOR	ABJ01562	$330,964.72
ROCKFORD	TACK RIG	2010 D6NLPG TACK RIG	ALY02398	$176,398.99
ROCKFORD	TACK RIG	2010 D6NLGP Tack Rig	ALY02337	$176,398.99
ROCKFORD	BORING/DRL	2010 John Henry Rock Drill JH602	CJC03481	$205,629.36
STELLARIS	EXCAVATOR- CAT 345 SIZE	2006 CAT 345CL EXCAVATOR	DHP00347	$194,739.70
STELLARIS	EXCAVATOR- CAT 345 SIZE	2006 CAT 345CL EXCAVATOR	PJW00969	$194,739.70
ROCKFORD	EXCAVATOR	2010 CATERPILLAR EXCAVATOR WITH JH 16' DRILL	CJC03504	$197,188.08
ROCKFORD	EXCAVATOR	2010 KAMATSU EXCAVATOR WITH JH 16' DRILL	K41216	$190,281.57
STELLARIS	PIPELAYER- 583 SIZE	1980 CAT 583K PIPELAYER W/WINCH	78V970	$132,983.18
STELLARIS	Construction	2010 CAT 321DL EXCAVATOR	CAT0321DTMPG00180	$154,299.57
ROCKFORD	Construction Tools	2010 PAI HP165-3000 Pressure Pump Complete	B25605189	$153,693.06
STELLARIS	Construction Tools	2009 LIBURDI P300 ORBITAL WELDER	091301 & 091302	$153,491.56
ROCKFORD	Construction	1988 CAT 583K	78V01135	$129,251.16
STELLARIS	Construction Tools	2008 OMEGA D75MUD PUMP	D465124779	$121,171.03
ROCKFORD	Construction	1993 572G SIDEBOOM	8PC0447	$121,171.03
ROCKFORD	Construction	1993 572G SIDEBOOM	8PC0448	$121,171.03
ROCKFORD	Construction	1993 572G SIDEBOOM	8PC0449	$121,171.03
ROCKFORD	Construction Tools	2010 PAI MODEL DMD2000 FILL PUMPS	100-7694	$118,159.83
ROCKFORD	Construction Tools	2010 PAI MODEL DMD2000 FILL PUMPS	100-J7695	$118,159.82
ROCKFORD	Truck	2009 KW T800 Tractor	1XKDP4TX89J249574	$114,095.56
STELLARIS	Construction	1981 CAT 572G PIPELAYER	4OU925	$113,090.90
ROCKFORD	Truck	2008 T-800 KW Truck	1XKDP4TX08R227018	$110,152.97
ROCKFORD	Truck	2008 T-800 KW Truck	1XKDP4TX98R227017	$110,152.97
STELLARIS	Construction	2005 CAT 330CL EXCAVATOR	CAP02056	$100,970.70
STELLARIS	Construction	2010 CAT D4K XL PIPELAYER DOZER	CAT00D4KVMMM00579	$100,970.70
STELLARIS	Construction	2010 CAT D4K XL PIPELAYER DOZER	CAT00D4KVMMM00580	$100,970.70
STELLARIS	Construction	2010 CAT D4K XL PIPELAYER DOZER	CAT00D4KCMMM00581	$100,970.70
STELLARIS	Construction	2010 CAT D4K XL PIPELAYER DOZER	CAT00D4KVMMM00582	$100,970.70
ROCKFORD	Trailer	2010 AP60LF Liddell Trailer LOWBOY	1Z9304788AE094001	$94,834.67
ROCKFORD	Truck	2007 Sterling Conventional Trk Chassis	2FZHAZCV57AV53384	$86,112.15
ROCKFORD	Truck	2008 Mack Truck	1M2AX07C18M003294	$85,296.96
ROCKFORD	Truck	2008 Mack Truck	1M2AZ07C58M002889	$84,525.02
STELLARIS	Construction Tools	2009 HB4200 HYD BREAKER	2131	$80,770.38
STELLARIS	Construction Tools	1997 CRC 16-30" BENDING MACHINE	PB30175	$76,730.31
ROCKFORD	Construction	1978-1979 CAT 572G	4OU661	$64,610.11

OWNER	CAT DESC	EQUIPMENT DESCRIPTION	S/N	EQUIPMENT COST
ROCKFORD	Construction	1978-1979 CAT 572G	4OU618	$64,610.11
STELLARIS	Construction	2000 COMMANDER 510 SCREEN PLANT	5702044	$60,570.05
ROCKFORD	Construction	1975 CAT 572G	4OU399	$56,529.98
ROCKFORD	Trailer	2007 Eager Beaver 55T Lowboy	112SD55268L073651	$54,267.54
ROCKFORD	Trailer	2007 Eager Beaver 55T Lowboy	112SD55288L073649	$54,267.54
ROCKFORD	Trailer	2007 Eager Beaver 55T Lowboy	112SD55268L073939	$54,267.54
STELLARIS	Truck	1994 VOLVO A-35 ROCK TRUCK	A35-V2352	$52,489.91
STELLARIS	Construction	1997 LINKBELT SCREEN W/3 CONVR.	NEED SER.#	$52,489.91
STELLARIS	Construction Tools	1992 M100 100' STACKER CONVEYER	1000883	$48,449.85
STELLARIS	Construction Tools	2005 CEI 30"X60'HD STACKABLE CONVER	6981-1032-05	$40,369.72
STELLARIS	Construction Tools	2005 CEI 30"X60'HD STACKABLE CONVER	11165-10951	$40,369.72
STELLARIS	Construction Tools	2009 ALPINE TC-E2 ROCK CUT.345EX	0509	$40,369.72
STELLARIS	Construction Tools	2000 24" GOLIATH HAMMER	111	$40,369.72
STELLARIS	Construction Tools	2007 KOLBERG 100' STAK.CONVEYOR	406950	$39,561.70
STELLARIS	Forklift	2007 CAT TL1255 10K REACHLIFT	TBN00106	$36,329.65
ROCKFORD	Trailer	2007 Deloupe T/A Self Steering Pole Trailer	2D9KD40B171004124	$35,925.65
ROCKFORD	Trailer	2007 Deloupe T/A Self Steering Pole Trailer	2D9KD40B671004121	$35,925.65
ROCKFORD	Trailer	2007 Deloupe T/A Self Steering Pole Trailer	2D9KD40B871004119	$35,925.65
ROCKFORD	Trailer	2007 Deloupe T/A Self Steering Pole Trailer	2D9KD40B871004122	$35,925.65
STELLARIS	Construction	1977 CAT 561D PIPELAYER W/HYD WT	54X0001	$35,521.64
STELLARIS	Construction	1981 CAT 561D PIPELAYER W/HYD WT	54X00549	$35,521.64
STELLARIS	Forklift	2007 CAT TL1055 10K REACHLIFT	TBM00678	$32,289.59
STELLARIS	Construction Tools	2000 SUP 6-20" BENDING MACHINE	P118	$32,289.59
STELLARIS	Construction Tools	2006 KOLBERG 31-36100 80'X100'CONVR	406949	$32,289.59
STELLARIS	Construction Tools	2010 AIRMAN 65KVA GENERATOR	1478B10103	$28,249.52
STELLARIS	Construction	2006 CAT D5N DOZER/PIPELAYER	AKD1959	$28,249.52
STELLARIS	Construction Tools	1997 CRC 6-20" BENDING MACHINE	PB20446	$26,633.49
ROCKFORD	Construction Tools	1995 Sullivan 1300 SFM Compressor	510340	$24,209.45
STELLARIS	Construction Tools	CEI 30"X45'HD STACKABLE CONVER	11165-10949	$24,209.45
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435088	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6727A1435090	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435091	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435092	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435093	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435094	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435095	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435096	$23,970.28
ROCKFORD	Trailer	2010 MAGNOLIA 67 FT STEER CP 2 AXEL	1M9PC6729A1435097	$23,970.28
STELLARIS	Construction Tools	2009 LINCOLN 400&600 6 PACK WELD	0888,7954,3060,087	$22,593.43

OWNER	CAT DESC	EQUIPMENT DESCRIPTION	S/N	EQUIPMENT COST
STELLARIS	Forklift	2011 BLUE GIANT 3000# FORKLIFT	348709-01	$21,785.42
ROCKFORD	Trailer	2007 Magnolia 67' Pole Trler	1M9PC672471435329	$20,169.39
ROCKFORD	Trailer	2007 Magnolia 67' Pole Trler	1M9PC672471435332	$20,169.39
STELLARIS	Construction	2008 JD 315 SKID STEER LOADER	T000315A152408	$20,169.39
STELLARIS	Construction Tools	2008 LINCOLN 400 6 PACK WELDER	7961,7899,0632,220	$16,129.32
STELLARIS	Construction Tools	2000 VACTRON 800GAL VAC SYSTEM	1A9AF1823YF495581	$14,513.30
STELLARIS	Construction Tools	2006 MILLER 8 PACK WELDER	LC394128	$14,513.30
STELLARIS	Construction Tools	2006 MILLER 8 PACK WELDER	LC394125	$14,513.30
STELLARIS	Construction Tools	2008 MILLER 8 PACK WELDER	LH340035V	$14,513.30
STELLARIS	Construction Tools	2008 MILLER 8 PACK WELDER	LJ090101V	$14,513.30
STELLARIS	Construction Tools	2008 MILLER 8 PACK WELDER	LJ090106V	$14,513.30
STELLARIS	Construction Tools	2008 MILLER 8 PACK WELDER	LH440191V	$14,513.30
STELLARIS	Construction Tools	2009 PALATEK 60HD ELEC AIR COMP	09E009	$14,513.30
STELLARIS	Construction Tools	2009 PALATEK 60HD ELEC AIR COMP	M112309200809E010	$14,513.30
STELLARIS	Construction Tools	2009 PALATEK 60HD ELEC AIR COMP	M112209200809E011	$14,513.30
STELLARIS	Construction Tools	1980 MILLER 8 PACK WELDER	JA464940	$14,513.30
ROCKFORD	Trailer	1998 SP-07 T/A Pole Trailer	HOMO1B97021897007	$12,856.87
ROCKFORD	Trailer	1998 SP-08 T/A Pole Trailer	HOMO1B97021897008	$12,856.87
STELLARIS	Forklift	2003 MITSUBISHIG35 8000#FORKLIFT	AF29-01230	$12,089.26
STELLARIS	Construction Tools	2011 SPIDER LIFT 9" DRUM THIMBLE	TA1157512769	$12,089.26
STELLARIS	Construction Tools	10,000 GAL WATER TANK	NEED SER.#	$12,089.26
STELLARIS	Construction Tools	2009 LRC 25 TRUCK LOAD CONVEYOR	1VRE280Y441000197	$11,281.24
STELLARIS	Construction Tools	2011 MILLER BIG 40 400 WELDER	MB180031E	$11,281.24
STELLARIS	Forklift	2005 HYSTER H50XM 5000# FORKLIFT	H177B356342	$10,877.24
STELLARIS	Construction Tools	2005 SPAULDING 30"X80' PORT.CONVER	80-30T-05-2678	$8,049.19
STELLARIS	Construction Tools	2006 COMPASS 30"X45'STACKABL CONVR	11305-200612-06	$8,049.19
STELLARIS	Construction Tools	2007 COMPASS 30"X60'STACKABL CONVR	11560-200731-07	$8,049.19
STELLARIS	Construction Tools	2008 MILLER BIG40 400 WELDER	LJ350196E	$8,049.19
STELLARIS	Construction Tools	2008 LINCOLN VANTAGE 400 WELDER	U1081102344	$8,049.19
STELLARIS	Construction Tools	2008 LINCOLN VANTAGE 400 WELDER	U1081102251	$8,049.19
STELLARIS	Construction Tools	2008 MQ DF027012 25KW GENERATOR	4GNFU10188B023481	$6,837.16
STELLARIS	Construction Tools	2011 SPIDER LIFT 9" DRUM THIMBLE	TA1157512770	$1,181.07
			Total	$15,000,000.00